Notes Payable	3 Months Ended
May 31, 2021
Debt Disclosure [Abstract]
Notes Payable
9.	Notes Payable
Notes payable outstanding were as follows:

	Successor
($ in thousands)	May 31, 2021	February 28, 2021
2021 Term Loan	$525,000	$525,000
Other notes payable	192	688

Total notes payable	525,192	525,688
Less unamortized debt issuance costs	(17,816)	(18,483)

Total notes payable, net	507,376	507,205
Less current portion	(4,110)	(4,405)

Notes payable, less current portion, net	$503,266	$502,800

2021 Term Loan and Revolving Credit Facility
On February 4, 2021, E2open, LLC, our subsidiary, entered into a credit agreement (Credit Agreement) that provides for $75.0 million in commitments for revolving credit loans (2021 Revolving Credit Facility) with a $15.0 million letter of credit sublimit. The 2021 Revolving Credit Facility will mature on February 4, 2026. E2open, LLC can request increases in the revolving commitments and additional term loan facilities, in minimum amounts of $2.0 million for each facility. The Credit Agreement also provides for $525.0 million in term loans (2021 Term Loan) payable in quarterly installments of $1.3 million beginning in August 2021 and payable in full on February 4, 2028.
The Credit Agreement is guaranteed by E2open Intermediate, LLC, our subsidiary, and certain wholly owned subsidiaries of E2open, LLC, as guarantors, and is supported by a security interest in substantially all of the guarantors’ personal property and assets.
The Credit Agreement contains certain customary events of default, representations and warranties as well as affirmative and negative covenants.
As of May 31, 2021 and February 28, 2021, the 2021 Term Loan had a variable interest rate of 4.00% and 3.69%, respectively, and no outstanding borrowings under the 2021 Revolving Credit Facility. We were in compliance with the First Lien Leverage Ratio for the Credit Agreement as of May 31, 2021 and February 28, 2021.